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                                                                   Exhibit 99(a)


                          HOME BENEFICIAL CORPORATION
                             3901 West Broad Street
                            Richmond, Virginia 23230

                           CLASS A COMMON STOCK PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby (1) acknowledges receipt of the Notice of the Special Meeting of Shareholders of Home Beneficial Corporation, a Virginia corporation (the "Corporation"), to be held on April , 1997, at 10:00 a.m., local time ("Special Meeting") at the principal executive offices of the Corporation, 3901 West Broad Street, Richmond Virginia 23230, and the Proxy Statement in connection therewith and (2) appoints R.W. Wiltshire and J.M. Wiltshire, Jr. as Proxies, each with the power to act alone and appoint his substitute, and hereby authorizes them to represent the undersigned and to vote, as designated below, all the shares of Class A Common Stock (Voting), par value $0.3125 per share, of the Corporation, which the undersigned would be entitled to vote at the Special Meeting or any adjournment thereof, upon the matter referred to below, and upon any and all other matters which properly may be brought before such meeting.

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  1. To vote upon a proposal to approve and adopt the Agreement and Plan of
    Merger, dated as of December 22, 1996, and amended as of January 22, 1997 and as of March 3, 1997, by and among Home Beneficial Corporation, American General Corporation and AGC Life Insurance Company, and the transactions contemplated thereby.
     [_] FOR                 [_] AGAINST               [_] ABSTAIN
  2. In their discretion, the Proxies are authorized to vote upon any other matter that may properly come before the meeting.
  This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE CAST "FOR" ITEM 1. This Proxy may be revoked at any time prior to its exercise.

Date:________________, 1997         ___________________________________________
                                                     Signature

                                    ___________________________________________
                                            Signature (if held jointly)

                                    When shares are held by joint tenants,
                                    both should sign. When signing as
                                    attorney, administrator, executor,
                                    guardian or trustee, please add your title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

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                          HOME BENEFICIAL CORPORATION
                             3901 West Broad Street
                            Richmond, Virginia 23230

                           CLASS B COMMON STOCK PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby (1) acknowledges receipt of the Notice of the Special Meeting of Shareholders of Home Beneficial Corporation, a Virginia corporation (the "Corporation"), to be held on April , 1997, at 10:00 a.m., local time, ("Special Meeting") at the principal executive offices of the Corporation, 3901 West Broad Street, Richmond, Virginia 23230, and the Proxy Statement in connection therewith and (2) appoints R.W. Wiltshire and J.M. Wiltshire, Jr. as Proxies, each with the power to act alone and appoint his substitute, and hereby authorizes them to represent the undersigned and to vote, as designated below, all the shares of Class B Common Stock (Non-Voting), par value $0.3125 per share, of the Corporation, which the undersigned would be entitled to vote at the Special Meeting or any adjournment thereof, upon the matter referred to below.

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  1. To vote upon a proposal to approve and adopt the Agreement and Plan of
    Merger, dated as of December 22, 1996, and amended as of January 22, 1997 and as of March 3, 1997, by and among Home Beneficial Corporation, American General Corporation and AGC Life Insurance Company, and the transactions contemplated thereby.
     [_] FOR                 [_] AGAINST               [_] ABSTAIN
  This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE CAST "FOR" ITEM 1. This Proxy may be revoked at any time prior to its exercise.

Date: _______________, 1997         ___________________________________________
                                                     Signature
                                    ___________________________________________

                                            Signature (if held jointly)

                                    When shares are held by joint tenants,
                                    both should sign. When signing as
                                    attorney, administrator, executor,
                                    guardian or trustee, please add your title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.